                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 13, 2004

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

         Delaware                    333-115435                     13-3320910

      (State or other         (Commission File Number)             (IRS Employer
      jurisdiction of                                           Identification No.)
      incorporation)

 Eleven Madison Avenue, New York, NY                      10010
   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code  (212) 325-2000.

                                    N/A
            (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                   Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

Filing of Collateral Term Sheets

In  connection  with the proposed  offering of the Credit  Suisse First Boston
Mortgage Securities Corp.,  Adjustable Rate Mortgage Trust 2004-3,  Adjustable
Rate   Mortgage-Backed   Pass-Through   Certificates,   Series   2004-3   (the
"Certificates"),   Credit  Suisse  First  Boston  LLC,  as  underwriter   (the
"Underwriter"),  has prepared the Collateral  Term Sheets for  distribution to potential  investors.  Although Credit Suisse First Boston Mortgage Securities
Corp.  (the  "Company")  provided the  Underwriter  with  certain  information regarding  the  characteristics  of the  mortgage  loans (the  "Loans") in the related  portfolio,  the Company did not participate in the preparation of the
Collateral Term Sheets.

For  purposes  of this  Form  8-K  "Collateral  Term  Sheets"  shall  mean the materials  attached hereto and filed herewith as Exhibits 99.1 and 99.2, which include computer  generated tables and/or charts  displaying,  with respect to the Notes,  background  information regarding the Loans or similar information
(tabular  or   otherwise)   of  a   statistical,   mathematical,   tabular  or
computational nature.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)   Exhibits (executed copies):  The following  execution copies of Exhibits to the Form S-3  Registration  Statement  of the  Registrant  are hereby filed:

      99.1  Collateral Term Sheets
      99.2  Collateral Term Sheets

                                  SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the  registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 2004

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.

                                    By:___/s/ John P. Graham
                                         Name:  John P. Graham
                                         Title:    Vice President

                                Exhibit Index

Exhibit No. Description of Exhibit

   99.1     Collateral Term Sheets
   99.2     Collateral Term Sheets